UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported) October 4, 2004
                                                        (October 1, 2004)
                                                         ---------------

                               INFOCROSSING, INC.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                  DELAWARE                0-20824          13-3252333
      -------------------------------   -----------   ------------------
      (State or other Jurisdiction of   Commission      (IRS Employer
       Incorporation or Organization)   File Number   Identification No.)



             2 Christie Heights Street Leonia, New Jersey     07605
             ------------------------------------------------------
             (Address of Principal Executive Offices)    (Zip Code)

       Registrant's telephone number, including area code: (201) 840-4700
                                                           --------------
                                      N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     | | Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     | | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     | | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     | | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.01         COMPLETION OF ACQUISITION.

     On October 1, 2004, Infocrossing, Inc. (the "Company") closed the previously announced acquisition of a segment of the healthcare business of Verizon Information Technologies Inc. ("VITI"), a Delaware corporation engaged in the business of providing customers in the healthcare industry with information technology outsourcing services; healthcare transaction processing services; Health Insurance Portability and Accountability Act consulting and implementation services; payer application solutions; and Medicaid fiscal agent services, from Verizon Data Services, Inc. ("Verizon Data") for $43.5 million in cash. The Company financed the purchase price with cash on hand and by drawing $24.4 million from an existing line of credit provided by CapitalSource Finance LLC.

     Other than in respect to this transaction, no material relationship exists between the Company or its affiliates and either Verizon Data or VITI.


ITEM 9.01         FINANCIAL STATEMENTS AND EXHIBITS.

     (a)          Financial Statements of Business Acquired

                    Financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment to this Form 8-K no later than December 17, 2004.

     (b)          Pro Forma Financial Information

                    Pro forma financial information required by Item 9.01(b) of Form 8-K will be filed by amendment to this Form 8-K no later than December 17, 2004.

     (c)          Exhibits

                   2.1 Purchase and Sale Agreement, dated as of September 1, 2004, between the Company and Verizon Data Services, Inc.

                  10.1 Consent, Waiver and First Amendment to Acquisition Loan Agreement, dated as of October 1, 2004, by and between the Company and CapitalSource Finance LLC.

                  99.1      Press Release of the Company, dated October 4, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           INFOCROSSING, INC.


Date:  October 4, 2004                     By: /s/ WILLIAM J. McHALE
                                              ----------------------------------
                                              William J. McHale
                                              SVP - Finance